EXHIBIT 10(a)

                              TECH-SYM CORPORATION
                             1990 STOCK OPTION PLAN

                               (THIRD AMENDMENT)

     This Third Amendment shall be effective upon its approval by the stockholders of Tech-Sym Corporation (the "Company") at the 1997 annual meeting of the stockholders. However, if the stockholders of the Company do not approve this Third Amendment at the 1997 annual meeting of stockholders of the Company, this amendment shall be null and void for all purposes. Further, no grants shall be made pursuant to this amendment prior to the date this amendment is approved by the stockholders. The terms of the Plan, as amended and restated by this Third Amendment, are as set forth below.

1.  PURPOSE

     The purpose of the Tech-Sym corporation 1990 Stock Option Plan (the "Plan") is to advance the interests of Tech-Sym Corporation (the "Company") and its Subsidiaries (as defined below) by providing incentive awards and stock ownership opportunities to those key employees including officers and directors who are employees) who contribute significantly to the performance of the Company and its Subsidiaries ("Key Employees") and stock ownership opportunities to the members of the Board of Directors of the company (the "Board") who are not employees of the Company or a Subsidiary ("Nonemployee Directors"). In addition, the Plan is intended to enhance the ability of the Company and its Subsidiaries to attract and retain individuals of superior managerial ability and to motivate such individuals to exert their best efforts towards future progress and profitability of the Company and its Subsidiaries.

     For purposes of the Plan, a Subsidiary shall be any corporation in which the Company has a direct or indirect ownership interest of 50% or more the total combined voting power of all classes of stock in such corporation.

2.  ADMINISTRATION AND INTERPRETATION

     a. ADMINISTRATION. The Plan shall be administered by a committee (the "Committee") consisting of not less than three members of the Board appointed by and serving at the pleasure of the Board; provided that each member shall be a "nonemployee director" within the meaning of Rule 16b-3 which has been adopted by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as such Rule or its equivalent is in effect from time to time. The Board may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. The Committee may prescribe, amend and rescind rules and regulations for the administration of the Plan and shall have the full power and authority to construe and interpret the Plan. A majority of the members of the Committee shall constitute a quorum and the acts of a majority of the members present at a meeting or the acts of a majority of the members evidenced in writing shall be the acts of the Committee. The Committee may correct any defect or any omission or reconcile any inconsistency in the Plan or in any award or grant made hereunder in the manner and to the extent it shall deem desirable.

     The Committee shall have the full and exclusive right to grant all Options and SARs (both as defined below), other than the automatic grant of Options and SARs to Nonemployee Directors as provided in
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Section 5 below. In granting Options or SARs, the Committee shall take into consideration the contribution the employee has made or may make to the success of the Company or its Subsidiaries and such other considerations as the Committee shall determine. The Committee shall also have the authority to consult with and receive recommendations from officers and other employees of the Company and its Subsidiaries with regard to these matters. In no event shall any employee, his legal representatives, heirs, legatees, distributees, or successors have any right to participate in the Plan, except to such extent, if any, as the Committee shall determine.

     The Committee may from time to time in granting Options or SARs under the Plan prescribe such other terms and conditions concerning such Options or SARs as it deems appropriate, provided that such terms and conditions are not more favorable to the Key Employee than those expressly set forth in the Plan.

     The day-to-day administration of the Plan may be carried out by such officers and employees of the Company and its Subsidiaries as shall be designated from time to time by the Committee.

     b. INTERPRETATION. The interpretation and construction by the Committee of any provisions of the Plan or of any award or grant under the Plan and any determination by the Committee under any provision of the Plan or any such award or grant shall be final and conclusive for all purposes.

     c. LIMITATION ON LIABILITY. Neither the Committee nor any member thereof shall be liable for any act, omission, interpretation, construction or determination made in connection with the Plan in good faith, and the members of the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including counsel fees) arising therefrom to the full extent permitted by law and under any directors and officers liability insurance coverage that may be in effect from time to time.

3.  SHARES SUBJECT TO AWARDS UNDER THE PLAN

     a. LIMITATION ON NUMBER OF SHARES. The shares subject to grants of Options and SARs shall be shares of the Company's authorized but unissued common stock, par value $.10 per share, and shares, if any, of such common stock that are issued but not outstanding and held as treasury stock by the Company ("Common Stock"). Subject to adjustment as hereinafter provided, the aggregate number of shares of Common Stock as to which Options and/or SARs may be granted under the Plan shall not exceed 1,158,000 shares.

     Shares of Common Stock ceasing to be subject to an Option or SAR because of the exercise of such Option or SAR shall no longer be subject to any further grant under the Plan. If any outstanding Option or SAR, in whole or in part, expires or terminates unexercised or is cancelled for any reason prior to January 1, 2000, the shares of Common Stock allocable to the unexercised, terminated, cancelled or forfeited portion of such Option or SAR may again be made the subject of grants under the Plan.

     b. ADJUSTMENTS OF AGGREGATE NUMBER OF SHARES. The aggregate number of shares of Common Stock stated in Section 3(a) shall be subject to appropriate adjustment, from time to time, in accordance with the provisions of Section 6 hereof. In the event of a change in the Common Stock of the Company that is limited to a change in the designation thereof to "Capital Stock" or other similar designation, or to a change in the par value thereof, or from par value to no par value, without increase or decrease in the number of issued shares, the shares resulting from any such change shall be deemed to be Common Stock within the meaning of the Plan.

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4.  ELIGIBILITY

     The individuals eligible to receive Options and/or SARs under the Plan shall be those Key Employees as the Committee from time to time shall determine. In addition, each Nonemployee Director shall automatically receive Options and SARs under the Plan as provided in Section 5 below.

5.  STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

     a.  GRANTS OF OPTIONS.

          (1) IN GENERAL. Options granted under the Plan may be either "Incentive Stock Options" or "Non-qualified Stock Options" (both as defined below and collectively referred to as "Options"), or both. Options granted under the Plan shall be such type and for such number of shares of Common Stock, subject to such terms and conditions as the Committee shall designate.

          The Committee may grant Incentive Stock Options and/or Non-qualified Stock Options to Key Employees at any time and from time to time before January 1, 2000.

          (2) INCENTIVE STOCK OPTIONS. The term "Incentive Stock Option" shall mean an Option, or portion thereof, that is intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

          (3) NON-QUALIFIED STOCK OPTIONS. The term "Non-qualified Stock Option" shall mean any Option, or portion thereof, that is not an Incentive Stock Option. Except as specifically provided herein, the provisions of this Plan shall apply in the same manner to Incentive Stock Options and to Non-qualified Stock Options.

     b.  GRANTS OF STOCK APPRECIATION RIGHTS.

          (1) IN GENERAL. The term stock appreciation right or "SAR" shall mean the right to receive from the Company an amount equal to the Market Value Per Share (as defined in Section 5c.(4) below) on the exercise date, over the Market Value Per Share on the date of grant, multiplied by the total number of shares of Common Stock for which the SAR is exercised. The amount payable by the Company upon the exercise of a SAR may be paid in cash or in shares of Common Stock or in any combination thereof as the Committee in its sole discretion shall determine, but no fractional shares shall be issuable pursuant to any SAR.

          SARs may be granted by the Committee to any Key Employee at any time and from time to time before January 1, 2000. A SAR may, but need not, relate to a specific Option granted under this Plan. If a SAR relates to a specific Option, it may be granted either concurrently with the Option or at any time prior to the exercise, termination, cancellation or expiration of such Option.

          (2) LIMITATIONS ON SARS. The Committee may fix such waiting periods, exercise dates or other limitations as it shall deem appropriate with respect to SARs granted under the Plan; provided, however, that each SAR granted hereunder shall be exercisable only upon consent of the Committee; and provided further, that a SAR that relates to a specific Option shall be exercisable only when and to the extent that the Option to which it relates is exercisable.

     c. TERMS OF OPTIONS AND SARS. Options and SARs granted pursuant to this Plan shall be evidenced by stock option agreements and/or SAR agreements respectively (collectively referred to herein as "agreements") that shall comply with and be subject to the following terms and conditions and may contain such other provisions, consistent with this Plan, as the Committee shall deem advisable. SARs that relate to a specific Option, however, may be evidenced by stock option agreements or agreements amending

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and/or forming a part of the stock option agreements to which such SARs relate.
Reference herein to agreements shall include, to the extent applicable, any amendments to such agreements.

          (1) PAYMENT OF OPTION EXERCISE PRICE. Upon exercise of an Option, the full option exercise price for the shares with respect to which the Option is being exercised shall be payable to the Company (i) in cash or by check payable and acceptable to the Company or (ii) subject to the approval of the Committee, (a) by tendering to the Company shares of Common Stock owned by the optionee having an aggregate Market Value Per Share as of the date of exercise and tender that is not greater than the full option exercise price for the shares with respect to which the Option is being exercised and by paying any remaining amount of the option exercise price as provided in (i) above (provided that the Committee may, upon confirming that the optionee owns the number of shares being tendered, authorize the issuance of a new certificate for the number of shares being acquired pursuant to the exercise of the Option less the number of shares being tendered upon the exercise and return to the optionee (or not require surrender of) the certificate for the shares being tendered upon the exercise) or (b) by the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the company to pay the option exercise price; provided that in the event the optionee chooses to pay the option exercise price as provided in
     (ii)(b) above, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure. Payment instruments will be received subject to collection.

          (2) NUMBER OF SHARES. Each agreement shall state the total number of shares of Common Stock that are subject to the Option and/or SAR.

          (3) EXERCISE PRICE. The exercise price for each Option and SAR shall be fixed by the Committee at the date of grant, but in no event may such exercise price per share be less than the Market Value Per Share (as defined below) on the date of the grant of the Option or SAR.

          (4) MARKET VALUE PER SHARE. The Market Value Per Share as of any particular date shall be determined by any fair and reasonable means determined by the Committee, which may include, if the Common Stock is listed for trading on the New York Stock Exchange, the closing price published in THE WALL STREET JOURNAL reports of New York Stock Exchange -- Composite Transactions for the day of the grant, or if no trade of the Common Stock shall have been reported for such date, the closing price which is published in THE WALL STREET JOURNAL reports of the New York Stock Exchange -- Composite Transactions for the next day prior thereto on which a trade of the Common Stock was so reported.

          (5) TERM. The term of each Option and/or SAR shall be determined by the Committee at the date of grant; provided, however, that each Option and/or SAR shall, notwithstanding anything in the Plan or an agreement to the contrary, expire ten years from the date the Option or SAR is granted or, if earlier, the date specified in the agreement at the date of grant of such Option or SAR.

          (6) DATE OF EXERCISE. In the discretion of the Committee, each agreement may contain a provision not inconsistent with Section 8 hereof stating that the Option and/or SAR granted therein may not be exercised in whole or in part for a period or periods of time specified in such agreement, subject to Section 8, and except as so specified therein, any Option or SAR may be exercised in whole at any time or in part from time to time during its term. The Committee may, however, at any time, in its sole discretion amend any outstanding Option or SAR to accelerate the time that such Option or

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     SAR shall be exercisable or to provide that the time for exercising such
     Option or SAR shall be accelerated upon the occurrence of a specified event.

          (7) TERMINATION OF EMPLOYMENT. In the event that an individual's employment with the Company and its Subsidiaries shall terminate, for reasons other than (i) retirement with the consent of the Company or the individual's employing Subsidiary, as the case may be, ("retirement"),
     (ii) permanent disability or (iii) death, the individual's Options and/or SARs shall be exercisable by him, subject to subsections (5) and (6) above, only within three months after such termination, but only to the extent the Option and/or SAR was exercisable immediately prior to such termination of employment.

          If, however, any termination of employment is due to retirement or permanent disability, the individual shall have the right after such termination of employment, subject to the provisions of subsections (5) and
     (6) above, to exercise any outstanding Option and/or SAR in full at any time during the remaining term provided therefor in the related agreements. Whether any termination of employment is due to retirement or permanent disability shall be determined by the Committee.

          If an individual shall die while entitled to exercise an Option and/or SAR, the individual's estate, personal representative or beneficiary, as the case may be, shall have the right, subject to the provisions of subsections (5) and (6) above, to exercise such Option and/or SAR at any time within 12 months from the date of the optionee's death, to the extent that the optionee was entitled to exercise the same on the day immediately prior to the optionee's death.

     d. EFFECTS OF EXERCISE OF OPTIONS AND SARS. The right of an individual to exercise an Option or SAR shall terminate to the extent that such Option or SAR is exercised and, to the extent that a SAR relates to a specific Option, the exercise of the SAR shall terminate a corresponding portion of the related Option and, conversely, to the extent that such optionee exercises the related Option, a corresponding portion of such SAR shall terminate.

     e. OPTIONS AND SARS GRANTED BY OTHER CORPORATIONS. Options and SARs may be granted under the Plan from time to time in substitution for stock options and stock appreciation rights held by employees of corporations who become Key Employees as a result of a merger or consolidation of the employer corporation with the Company or a Subsidiary, or the acquisition by the Company or a Subsidiary of assets of the employer corporation, or the acquisition by the Company or a Subsidiary of stock of the employer corporation, with the result that such employer corporation becomes a Subsidiary.

     f. OPTIONS AND SARS GRANTED TO NONEMPLOYEE DIRECTORS. Options and SARs granted to Nonemployee Directors shall be subject to all provisions and terms of this Plan otherwise applicable thereto, except that notwithstanding such other provisions and terms of this Plan to the contrary, all Options and SARs granted to Nonemployee Directors shall be subject to the following provisions:

          (1) TYPE AND TERMS OF AWARDS. Each Option granted to a Nonemployee Director shall be a Non-qualified Stock Option and shall be automatically accompanied by an SAR for the entire number of shares subject to the Option. The agreement with respect to each such grant shall provide that the accompanying SAR, if and to the extent exercised, shall be automatically paid one-half in cash and one-half in shares of Common Stock except that no fractional shares of Common Stock shall be issued. All Options and SARs granted to Directors shall have an exercise price equal to the Market Value Per Share on the date of grant, shall become exercisable on and after the first anniversary of the date of grant (except as provided in Section 8) and shall have a term of ten years unless earlier terminated as provided in (3) below.

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          (2)  GRANTING OF AWARDS.  Each person who is elected or appointed to the Board as a Nonemployee Director for the first time shall automatically receive, on the date of his or her election or appointment, an Option for 10,000 shares of Common Stock. On the date of the regular annual meeting of the stockholders of the Company in each year that this Plan is in effect (commencing with the 1997 annual meeting of stockholders), each Nonemployee Director who is in office on that day and who was not elected for the first time at such annual meeting shall automatically receive an Option for 2,000 shares of Common Stock.

          (3) TERMINATION OF SERVICE. In the event that a Nonemployee Director ceases to be a member of the Board, Options and SARs then held by such individual shall be exercisable, subject to subsections c.(5) and (6) above, only within 12 months after such termination of service and only to the same extent that such Options and SARs were exercisable on the date of such termination; provided, however, that if the termination is due to the death, permanent disability or retirement of the individual pursuant to a Company policy, all Options and SARs held by such Nonemployee Director shall be exercisable after the date of such termination of service in full at any time during the remaining term provided therefor in the related agreements, subject to subsections c.(5) and (6) above.

     g. INDIVIDUAL LIMITS. Notwithstanding anything in the Plan to the contrary, no person may receive Options and SARs with respect to more than 250,000 shares of Common Stock during any calendar year, but disregarding any SAR granted in tandem with an Option.

6.  RECAPITALIZATION

     The aggregate number of shares stated in Section 3a, the number of shares of Common Stock to which each outstanding Option and SAR relates, and the exercise price in respect of each such Option and SAR shall be adjusted in an equitable manner determined by the Committee, in its sole discretion and without liability to any person, in the event of (i) a subdivision or consolidation of shares of Common Stock or other capital adjustments, (ii) the payment of a stock dividend or a recapitalization or (iii) a "corporate transaction", as such term is deemed in Treasury Regulation ^1.425-1(a)(1)(ii), or any other transaction which, in the opinion of the Committee, is similar to a "corporate transaction", as deemed by the said Treasury Regulations as in effect on January 1, 1990, including without limitation any spin-off or other distribution to the security holders of the Company of securities or property of the Company or a Subsidiary. The Committee may exercise its discretion to make any such adjustments on an optionee-by-optionee basis and with respect to all or only some of the Options or SARs held by an optionee.

7.  MERGER OR CONSOLIDATION

     Except as otherwise provided in Section 8 below, after a merger of one or more corporations into the Company in which the Company shall survive, or after a consolidation of the Company and one or more corporations, in which the resulting corporation remains, as an independent, publicly-owned corporation, an optionee shall, at the same cost, be entitled upon the exercise of an Option or SAR to receive (subject to any required action by stockholders and the discretion of the Committee as to the payment of cash with respect to a SAR) such stock, cash and/or securities of the surviving or resulting corporation as the board of directors of such corporation, in its sole discretion and without liability to any person, shall determine to be equivalent, as nearly as practicable, to the nearest whole number and class of shares of Common Stock or other securities that were then subject to such Option or SAR and such shares of stock or other securities shall, after such merger or consolidation, be deemed to be shares of Common Stock for all purposes of the Plan and any agreement.

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8.  CHANGE IN CONTROL

     In the event of a Change in Control (as defined below), then, notwithstanding any other term of this Plan or any agreement to the contrary, any and all outstanding Options and SARs not fully vested shall automatically vest in full and, except as provided below with respect to a person subject to
Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), be immediately exercisable. The date on which such accelerated vesting and immediate exercisability shall occur (the "Acceleration Date") shall be the date of the occurrence of the Change in Control.

     A "Change in Control" shall be deemed to have occurred if:

          (a) any "person," as such term is used in Section 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company) together with its "Affiliates" and "Associates", as such term is defined in Rule 12b-2 of the Exchange Act, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities;

          (b) during any period of two consecutive years (not including any period prior to the effective date of this Plan), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (a), (c) or
     (d) of this definitions) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

          (c) the stockholders of the Company approve a merger or consolidation of the Company with any other company other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 80% of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as herein above defined) acquires more than 25% of the combined voting power of the Company's then outstanding securities; or

          (d) the stockholders of the Company adopt a plan of complete liquidation of the Company or approve an agreement for the sale, exchange or disposition by the Company of all or a significant portion of the Company's assets. For purposes of this clause (d), the term "the sale, exchange or disposition by the Company of all or a significant portion of the Company's assets" shall mean a sale or other disposition transaction or series of related transactions involving assets of the Company or any Subsidiary (including the stock of any Subsidiary) in which the value of the assets or stock being sold or otherwise disposed of (as measured by the purchase price being paid therefor or by such other method as the Board determines is appropriate in a case where there is no readily ascertainable purchase price) constitutes more than 25% of the fair market value of the Company (as hereinafter defined). For purposes of the preceding sentence, the "fair market value of the Company" shall be the aggregate market value of the outstanding shares of common stock of the Company (on a fully diluted

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     basis) plus the aggregate market value of the Company's other outstanding equity securities. The aggregate market value of the shares of common stock of the Company shall be determined by multiplying the number of shares of the Company's common stock (on a fully diluted basis) outstanding on the date of the execution and delivery of a definitive agreement with respect to the transaction or series of related transactions (the "Transaction Date") by the average closing price of the shares of common stock of the Company for the ten trading days immediately preceding the Transaction Date. The aggregate market value of any other equity securities of the Company shall be determined in a manner similar to that prescribed in the immediately preceding sentence for determining the aggregate market value of the shares of common stock of the Company or by such other method as the Board shall determine is appropriate.

     Notwithstanding the foregoing however, a Change in Control shall not be deemed to have occurred if, prior to the time a Change in Control would otherwise be deemed to have occurred pursuant to the above provisions, the Board determines otherwise.

     If during the 60-day period following any such Acceleration Date or, with respect to an Option or SAR granted to an officer or director subject to Section 16(b) of the Exchange Act, the 60-day period following the earlier of the date that Section 16(b) of the Exchange Act ceases to apply to such person or six months following the date of grant of such Option or SAR (but not to exceed the remaining term of such Option or SAR), a participant (or beneficiary thereof) elects to exercise an Option or SAR, the holder shall receive in cash whichever of the following amounts is applicable:

          (i) with respect to an acquisition of Common Stock described in clause
     (a) of the definition of Change in Control, an amount equal to the Acquisition Spread (as defined below);

          (ii) with respect to a change in composition of the Board described in clause (b) of the definition of Change in Control, an amount equal to the Spread (as defined below); or

          (iii) with respect to stockholder approval of an agreement or adoption of a plan described in clause (c) or (d) of the definition of Change in Control, an amount equal to the Merger Spread (as defined below).

Notwithstanding the foregoing provisions of this Section 8, in the case of an exercise in respect of an Incentive Stock Option, the holder may not receive an amount in excess of the maximum amount that will enable such option to continue to qualify as an Incentive Stock Option.

     As used in this Section 8, the following terms shall have the meaning indicated:

          (1) The term "Acquisition Price Per Share" shall mean the greater of (i) the highest price paid by a person (or an Affiliate or Associate thereof) for any share of Common Stock acquired prior to, but in connection with, a Change in Control described in clause (a) of the definition of a Change in Control or (ii) the highest Market Value Per Share for any day during the 60-day period ending on the date the Option or SAR is exercised.

          (2) The term "Acquisition Spread" shall mean an amount equal to the product obtained by multiplying (i) the excess of (A) the Acquisition Price Per Share over (B) the price per share of Common Stock at which the Option or SAR is exercisable, by (ii) the number of shares of Common Stock with respect to which such Option or SAR is being exercised.

          (3) The term "Merger Price Per Share" shall mean the greater of (i) the fixed or formula price for the acquisition of shares of Common Stock specified in such agreement or adoption, if such fixed or formula price is determinable on the date on which such Option or SAR is exercised, and (ii) the

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     highest Market Value Per Share for any day during the 60-day period ending on the date on which such Option or SAR is exercised.

          (4) The term "Merger Spread" shall mean an amount equal to the product obtained by multiplying (i) the excess of (A) the Merger Price Per Share over (B) the price per share of Common Stock at which the Option or SAR is exercisable, by (ii) the number of shares of Common Stock with respect to which such Option or SAR is being exercised.

          (5) The term "Spread" shall mean an amount equal to the product obtained by multiplying (i) the excess of (A) the highest Market Value Per Share for any day during the 60-day period ending on the date the Option or SAR is exercised over (B) the price per share of Common Stock at which the Option or SAR is exercisable, by (ii) the number of shares of Common Stock with respect to which the Option or SAR is being exercised.

     The Company intends that this Section 8 shall comply with the requirements of Rule 16b-3 and any future rules promulgated in substitution therefor ("the Rule") under the Exchange Act during the term of the Plan. Should any provision of this Section 8 not be necessary to comply with the requirements of the Rule or should any additional provisions be necessary for this Section 8 to comply with the requirements of the Rule, the Board may amend the Plan to add to or modify the provisions of the Plan accordingly.

9.  EMPLOYEE'S AGREEMENT

     If, at the time of the exercise of any Option or SAR, in the opinion of counsel for the Company, it is necessary or desirable, in order to comply with any then applicable laws or regulations relating to the sale of securities, for the individual exercising the Option or SAR to agree to hold any shares issued to the individual for investment and without intention to resell or distribute the same and for the individual to agree to dispose of such shares only in compliance with such laws and regulations, the individual will, upon the request of the Company, execute and deliver to the Company a further agreement to such effect.

10.  WITHHOLDING FOR TAXES

     Any cash payment under the Plan shall be reduced by any amounts required to be withheld or paid with respect thereto under all present or future federal, state and local tax and other laws and regulations that may be in effect as of the date of each such payment ("Tax Amounts"). Any issuance of Common Stock pursuant to the exercise of an Option or other distribution of Common Stock under the Plan shall not be made until appropriate arrangements have been made for the payment of any amounts that may be required to be withheld or paid with respect thereto. Such arrangements may, at the discretion of the Committee, include allowing the optionee to tender to the Company shares of Common Stock owned by optionee, or to request the Company to withhold a portion of the shares of Common Stock being acquired pursuant to the exercise or otherwise distributed to optionee, which have a Market Value Per Share as of the date of such exercise, tender or withholding that is not greater than the sum of all Tax Amounts, together with payment of any remaining portion of all Tax Amounts in cash or by check payable and acceptable to the Company.

11.  TERMINATION OF AUTHORITY TO GRANT AWARDS

     No Options or SARs may be granted pursuant to this Plan after December 31, 1999.

12.  AMENDMENT AND TERMINATION

     The Board may from time to time and at any time alter, amend, suspend, discontinue or terminate this Plan and any grants hereunder; provided, however, that no such action of the Board may, without the

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approval of the stockholders of the Company, alter the provisions of the Plan so as to (i) increase the maximum number of shares of Common Stock that may be subject to grants and distributed in the payment of exercises under the Plan (except as provided in Section 3b); (ii) change the class of employees eligible to receive grants under the Plan; (iii) extend beyond ten years the maximum terms of Options or SARs granted under the Plan or extend the term of the Plan; or (iv) change the operation of Section 5f., concerning automatic grants to Nonemployee Directors, unless, in each case, such approval is not required to meet the requirements of the Rule.

13.  PREEMPTION BY APPLICABLE LAWS AND REGULATIONS

     Anything in the Plan or any agreement entered into pursuant to the Plan to the contrary notwithstanding, if, at any time specified herein or therein for the making of any determination, the issuance or other distribution of shares of Common Stock, or the payment of consideration to an employee as a result of the exercise of any SAR, as the case may be, any law, regulation or requirement of any governmental authority having jurisdiction in the premises shall require either the Company or the employee (or the employee's beneficiary), as the case may be, to take any action in connection with any such determination, the shares then to be issued or distributed, or such payment, the issue or distribution of such shares or the making of such determination or payment, as the case may be, shall be deferred until such action shall have been taken.

14.  CHANGE IN CONTROL LIMITATION

     Notwithstanding any other provision in the Plan, to the extent that the acceleration of exercisability of an Option or SAR under this Plan following a Change in Control, when aggregated with other payments or benefits to the participant, whether or not payable pursuant to this Plan, would, as determined by tax counsel selected by the Company, result in "excess parachute payments" (as defined in Section 280G of the Code) such parachute payments or benefits provided to a participant under this Plan shall be reduced to the extent necessary so that no portion thereof shall be subject to the excise tax imposed by Section 4999 of the Code, but only if, by reason of such reduction, the participant's net after tax benefit shall exceed the net after tax benefit if such reduction were not made. "Net after tax benefit" shall mean the sum of
(i) all payments and benefits which a participant receives or is then entitled to receive that would constitute a "parachute payment" within the meaning of
Section 280G of the Code, less (ii) the amount of federal income taxes payable with respect to the payments and benefits described in (i) above calculated at the maximum marginal income tax rate for the year in which such payments and benefits shall be paid to the participant (based upon the rate for such year as set forth in the Code at the time of the first payment of the foregoing), less
(iii) the amount of excise taxes imposed with respect to the payments and benefits described in (i) above by Section 4999 of the Code.

15.  MISCELLANEOUS

     a. NO EMPLOYMENT CONTRACT. Nothing contained in the Plan shall be construed as conferring upon any employee the right to continue in the employ of the Company or any Subsidiary.

     b. EMPLOYMENT WITH SUBSIDIARIES. Employment by the Company for the purpose of this Plan shall be deemed to include employment by, and to continue during any period in which an employee is in the employment of, any Subsidiary.

     c. NO RIGHTS AS A STOCKHOLDER. A participant shall have no rights as a stockholder with respect to shares covered by such participant's Option or SAR until the date of the issuance of shares to the participant

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pursuant thereto. No adjustment will be made for dividends or other distributions or rights for which the record date is prior to the date of such issuance.

     d. NO RIGHT TO CORPORATE ASSETS. Nothing contained in the Plan shall be construed as giving any participant, such participant's beneficiaries or any other person any equity or other interest of any kind in any assets of the Company or any Subsidiary or creating a trust of any kind or a fiduciary relationship of any kind between the Company or a Subsidiary and any such person.

     e. NO RESTRICTION ON CORPORATE ACTION. Nothing contained in the Plan shall be construed to prevent the Company or any Subsidiary from taking any corporate action that is deemed by the Company or such Subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any grant made under the Plan. No participant, beneficiary or other person shall have any claim against the Company or any Subsidiary as a result of any such action.

     f. NON-ASSIGNABILITY. A participant shall not have the power or right to sell, exchange, pledge, transfer, assign or otherwise encumber or dispose of such participant's interest in any grant under the Plan nor shall such interest be subject to seizure for the payment of a participant's debts, judgments, alimony, or separate maintenance or be transferable by operation of law in the event of a participant's bankruptcy or insolvency and to the extent any such interest arising under the Plan is awarded to a spouse pursuant to any divorce proceeding, such interest shall be deemed to be terminated and forfeited notwithstanding an vesting provisions or other terms herein or in the agreement evidencing such aware.

     g. APPLICATION OF FUNDS. The proceeds received by the Company from the sale of shares pursuant to the Plan will be used for general corporate purposes.

     h. SALE OF SUBSIDIARY OR ASSETS. In the event a Key Employee ceases to be employed by the Company or a Subsidiary as a result of a sale or other disposition by the Company of a Subsidiary or all or part of the business operations of the Company or a Subsidiary, the Committee, in its sole discretion, may accelerate the exercisability of any grant under the Plan, in whole or in part, as it deems appropriate.

     i. GOVERNING LAW; CONSTRUCTION. All rights and obligations under the Plan shall be governed by, and the Plan shall be construed in accordance with, the laws of the State of Texas without regard to the principles of conflicts of laws. Titles and headings to Sections herein are for purposes of reference only, and shall in no way limit, define or otherwise affect the meaning or interpretation of any provisions of the Plan.

Effective Date of Plan: February 15, 1990.
Effective Date of Third Amendment: April 29, 1997.

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